UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

PSS WORLD MEDICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PSS WORLD MEDICAL, INC.

4345 Southpoint Boulevard

Jacksonville, Florida 32216

**IMPORTANT NOTICE**

Regarding the Availability of Proxy Material for the Shareholder Meeting

to Be Held on August 16, 2012.

Meeting Information
Meeting Type:	Annual
For holders as of:	6/15/12
Date: 8/16/12 Time:	10:00 a.m., Eastern Daylight
Location:	Enterprise Park Building
4190 Belfort Road,
Jacksonville, Florida 32216

You are receiving this communication because you hold shares in the above company, and important material you should review before you cast your vote is now available.

This communication is not a form for voting and presents only an overview of the more complete proxy material that is available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy material before voting.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT     ANNUAL REPORT TO SHAREHOLDERS     PROXY CARD

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. If you do not request a paper or e-mail copy, you will not receive one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 8/2/12.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you attend the Annual Meeting, you may deliver your completed proxy card in person. Otherwise, you will need to vote by written ballot, which we will pass out at the Annual Meeting. Shareholders must present a form of personal photo identification to be admitted to the Annual Meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card, and returning the proxy card prior to the Annual Meeting.

— Voting Items —

The Board of Directors recommends you vote FOR the following proposal.

Proposal 1 – Elect three Class I Directors to the Company’s Board of Directors to serve three year terms expiring in 2015.

Nominees

1 Jeffrey C. Crowe

2 A. Hugh Greene

3 Steven T. Halverson

The Board of Directors recommends you vote FOR the following proposal.

Proposal 2 – Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

The Board of Directors recommends you vote FOR the following proposal. Proposal 3 – Approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE THROUGH THREE.